UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2006

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-22390                    74-2657168
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

 9350 Kirby Drive, Suite 300, Houston, Texas                        77054
   (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300




                                TABLE OF CONTENTS
                                -----------------



Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 2.02. Disclosure of Results of Operations and Financial Condition

On October 23, 2006, the Company announced its results of operations for the first quarter ended September 30, 2006. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 23, 2006 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a)  Financial Information
     Not applicable.

(b)  Pro Forma Financial Information
     Not applicable.

(c)  Exhibits
     Exhibit    Description
     99.1       Press Release, dated October 23, 2006






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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SHARPS COMPLIANCE CORP.

DATE: October 23, 2006                     By: /s/  DAVID P. TUSA
                                               ---------------------------------
                                           Name: David P. Tusa
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Business Development




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

                                INDEX TO EXHIBITS


Exhibit
Number          Description

99.1            Press Release, dated October 23, 2006








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